Exhibit 10(a)

[*****] Indicates omitted information. This redacted information has been excluded because it is both (i) not material and (ii) of the type that the registrant treats as private and confidential.

THIS OMNIBUS DEED OF AMENDMENT NO. 3 (this "Amendment") is dated July _21 , 2023 and made among ARROW EMEA FUNDING CORP B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of The Netherlands, as the SPV (the "SPV"), BNP PARIBAS ("BNPP"), a societe anonyme incorporated under the laws of France, as the Administrative Agent (in such capacity, the "Administrative Agent"), and as Purchaser Agent for the BNP Purchaser Group (in such capacity, the "BNPP Purchaser Agent"), ING BELGIUM S.A./N.V., a public limited liability company (societe anonyme/naamloze vennootschap) organised under the laws of Belgium, as Purchaser Agent for the ING Purchaser Group (the "ING Purchaser Agent"), U.S. BANK TRUSTEES LIMITED, a limited liability company incorporated under the laws of England and Wales, as the Security Trustee (the "Security Trustee"), ARROW ELECTRONICS (UK) LIMITED, a limited liability company incorporated under the laws of England and Wales, as Collection Account Trustee ("Arrow UK"), and ELAVON FINANCIAL SERVICES DAC, a designated activity company registered in Ireland, as the Paying Agent (the "Paying Agent"), and ARROW ELECTRONICS, INC., a corporation organised under the laws of the State of New York, as the Parent (the "Parent"). Each Person above shall be a "Party" and together shall be the "Parties".

WITNESSETH

WHEREAS, the SPV, the Administrative Agent, the BNPP Purchaser Agent, Matchpoint Finance PLC, the ING Purchaser Agent, Mont Blanc Capital Corp, Arrow UK, Arrow Central Europe GMBH, the Parent, Arrow Electronics FC B.V., the Security Trustee and the Paying Agent have entered into that certain Master Framework Agreement, dated as of January 27, 2020 (as amended from time to time up to the date of this Amendment, the "Master Framework Agreement");

WHEREAS, the SPV, the Administrative Agent, the BNPP Purchaser Agent, Matchpoint Finance PLC, the ING Purchaser Agent, Mont Blanc Capital Corp, Arrow UK, Arrow Central Europe GMBH, the Security Trustee and the Paying Agent have entered into that certain Receivables Transfer Agreement, dated as of January 27, 2020 (as amended from time to time up to the date of this Amendment, the "Receivables Transfer Agreement");

WHEREAS, the SPV, Arrow UK and the Security Trustee have entered into that certain English Declaration of Trust (English Collection Accounts), dated as of January 27, 2020 (as amended up to the date of this Amendment, together with the Receivables Transfer Agreement, the "Agreements" and each Agreement, reflecting the amendment of such Agreement effected or proposed to be effected pursuant to this Amendment, the "Amended Agreements");

WHEREAS, the Parties desire to amend the Agreements to which they are a party as provided herein; and

NOW THEREFORE, the Parties agree as follows.

THIS DEED WITNESSES that:

1.	DEFINITIONS AND INTERPRETATION

1.1	Terms defined in the Amended Agreements

Terms defined in each Amended Agreement but not in this Amendment shall have the same meaning in this Amendment as in such Amended Agreement or, if not defined therein, in the Master Framework Agreement.

1.2	Interpretation

The principles of interpretation set out in Clause 2.2 (Interpretation) of the Master Framework Agreement apply to this Amendment, mutatis mutandis, as if fully set forth herein.

2.	AMENDMENTS TO THE AGREEMENTS

2.1	Amendment of Receivables Transfer Agreement. The Parties to the Receivables Transfer Agreement hereby agree that with effect from the Effective Date, the Receivables Transfer Agreement is amended as follows:

(a)	Clause 6.1(f)(ii) of the Receivables Transfer Agreement shall be amended in its entirety to read as follows:

"(ii) the average of the Delinquency Ratios for any three (3) consecutive Month End Dates shall (A) during the period of time from and including July 29, 2023, to but excluding January 1, 2024, exceed 2.00%, and (B) at any other time, exceed 1.60%,"

(b)	Schedule 3 to the Receivables Transfer Agreement shall be amended in its entirety and replaced with Annex A attached hereto.

2.2	Amendment of English Declaration of Trust (English Collection Accounts). The Parties to the English Declaration of Trust (English Collection Accounts) hereby agree that with effect from the Effective Date, in order to the include the additional English Collection Account as a new Trust Account under the English Declaration of Trust (English Collection Accounts), the English Declaration of Trust (English Collection Accounts)shall be amended as follows:

(a)The definition of "Revocation Notice" in Clause 1.4 (Certain defined terms) of the English Declaration of Trust (English Collection Accounts) shall be amended in its entirety to read as follows:

""Revocation Notice" means a notice substantially in the form attached as Exhibit A (Revocation Notice) to Schedule 2 (Notice of Declaration of Trust) or such other form as the Security Trustee may agree in its discretion;"

(b)Schedule 1 to the English Declaration of Trust (English Collection Accounts) shall be amended in its entirety and replaced with Annex B attached hereto.

(c)	Schedule 2 to the English Declaration of Trust (English Collection Accounts) shall be amended in its entirety and replaced with Annex C attached hereto.

(d)Clause 4 (Notice of Declaration of Trust) of the English Declaration of Trust (English Collection Accounts) shall be amended in its entirety and replaced with the following:

"4. Notice of Declaration of Trust The Collection Account Trustee shall:

(a)immediately on the date of this Declaration of Trust and on the date on which any new account in the name of Arrow UK becomes a Trust Account, deliver (with a copy to the SPV and the Security Trustee, and with respect to any new Trust Account, the Administrative Agent) a duly executed Notice of Declaration of Trust to each relevant Collection Account Bank; and

(b)ensure that such Collection Account Bank acknowledges such Notice of Declaration of Trust by providing an Acknowledgement of Declaration of Trust to the SPV and the Security Trustee, on or prior to the Closing Date, or with respect to any new Trust Account, to the SPV, the Security Trustee and the Administrative Agent by no later than thirty (30) calendar days after the date on which such account becomes a Trust Account."

3.	EFFECTIVENESS

3.1	Effective Date

Subject to Clause 3.3 below, this Amendment shall become effective on the date hereof (the "Effective Date"), provided that the Administrative Agent shall have received a counterpart (or counterparts) of this Amendment executed and delivered by each of the Parties. All covenants, agreements, representations and warranties made herein and in each Agreement shall survive the execution and delivery of this Amendment and shall continue in full force and effect.

3.2	Status

This Amendment is designated as a Transaction Document.

3.3	Continuing effect; Further Assurances

(a)On the Effective Date, and immediately following receipt of the items specified in Clause 3.1 above, the amendments and modifications to the Agreements shall be, and shall be deemed to be, effective, modified and amended in accordance herewith and, in each case, the respective rights, limitations, obligations, duties, liabilities and immunities of the respective parties thereto and hereto shall hereafter be determined, exercised and enforced subject in all respects to the modifications and amendments, and all the terms and conditions of this Amendment shall be deemed to be a part of the respective terms and conditions of the applicable Agreement for any and all purposes.

(b)Except as modified and expressly amended by this Amendment, each Agreement is in all respects ratified and confirmed, and all the terms, provisions and conditions thereof shall be and remain in full force and effect.

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(c)Nothing in this Amendment shall constitute an amendment, waiver, consent or release of any right or remedy of the Administrative Agent, any Purchaser or any other Secured Party under the Transaction Documents nor otherwise prejudice the right or remedy of the Administrative Agent, any Purchaser or any other Secured Party under any Transaction Document and each of the Administrative Agent, any Purchaser or any other Secured Party reserves any other right or remedy it may have now or subsequently under the Transaction Documents.

(d)Arrow UK shall at the request of the Administrative Agent or the Security Trustee and at its own expense promptly (i) execute (in such form as the Administrative Agent or Security Trustee may reasonably require) any document and (ii) do any act or thing, in each case which the Administrative Agent or Security Trustee considers necessary or appropriate to preserve, perfect, protect or give effect to, the amendments contained in this Amendment, including, for the avoidance of doubt, delivering any Notices of Declaration of Trust to the relevant Collection Account Banks.

4.	CERTAIN REPRESENTATIONS/REAFFIRMATIONS

4.1	The SPV and each Arrow Party that is a party hereto hereby represents and warrants to each of the other Parties that:

(a)the representations and warranties made by it in the Agreements to which it is a party, in each case as amended by this Amendment, and each of the other Transaction Documents to which it is a party are true and correct in all material respects (except those representations and warranties qualified by materiality or by reference to a material adverse effect, which are true and correct in all respects) on and as of the Effective Date unless such representations and warranties by their terms refer to an earlier date, in which case they were true and correct in all material respects (except those representations and warranties qualified by materiality or by reference to a material adverse effect, which are true and correct in all respects) on and as of such earlier date;

(b)the execution and delivery by it of this Amendment and the performance of its obligations under this Amendment, the Agreements to which it is a party (each as amended hereby) and the other Transaction Documents to which it is a party are within its organizational powers and have been duly authorized by all necessary action on its part, and this Amendment, the Agreements to which it is a party (each as amended hereby) and the other Transaction Documents to which it is a party are its valid and legally binding obligations, enforceable in accordance with their respective terms, subject to the effect of bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; and

(c)immediately before and after giving effect to this Amendment, no Early Amortisation Event, Potential Event of Default, Event of Default, Potential Servicer Default or Servicer Default has occurred and is continuing.

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4.2	The Parent is a party to the Amendment for the purposes of confirming the Parent Undertaking Agreement remains in full force and effect. By its signature below, the Parent hereby affirms, agrees and acknowledges, as of the Effective Date, that (a) all of the terms and conditions set forth in the Parent Undertaking Agreement and all of the covenants made by the Parent therein are hereby confirmed and ratified, and (b) all of its obligations under the Parent Undertaking Agreement shall continue and remain in full force and effect, notwithstanding the amendments set forth in Clause 2 (Amendments to the Agreements) of this Amendment.

5.	CONFIRMATIONS

The SPV confirms to the Administrative Agent, each Purchaser Agent and each other Secured Party that:

(a)its obligations under, and the Security granted by it in and pursuant to, the Security Documents are not discharged or otherwise affected by the amendments contained in or the other provisions of this Amendment and shall accordingly remain in full force and effect; and

(b)the Secured Liabilities (as defined in each Security Document) shall after the Effective Date extend to the obligations of the SPV under the Amended Agreements and under any other Transaction Documents.

6.	MISCELLANEOUS

6.1	Costs and Expenses

The SPV shall promptly on demand pay (or cause to be paid) the Administrative Agent, each Purchaser and each other Secured Party the amount of all costs and expenses (including legal fees) incurred by any of them in connection with the negotiation, preparation, printing and execution of this Amendment and any other documents referred to in this Amendment. The SPV shall pay (or cause to be paid) all costs and expenses (including legal fees) referred to in the immediately preceding sentence and invoiced on or prior to the date hereof within thirty (30) days of the Effective Date.

6.2	Counterparts

This Amendment may be executed in any number of counterparts, and this has the same effect as if the signatures (and if applicable, seals) on the counterparts were on a single copy of this Amendment. Delivery by electronic mail of an executed signature page of this Amendment shall be effective as delivery of an executed counterpart of this Amendment.

6.3	Third Party Rights

Except in respect of the Secured Parties not party to this Amendment, which Persons (including, for the avoidance of doubt, their respective successors and permitted assigns) are intended to have the benefit of (but shall not enforce other than via the Administrative Agent) this Amendment pursuant to the Contracts (Rights of Third Parties) Act 1999, a Person who is not a Party has no rights under the Contracts (Rights

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of Third Parties) Act 1999 to enforce or to enjoy the benefit of any term of this Amendment.

6.4	Notices

The provisions of Clause 4.1 (Notices) of the Master Framework Agreement shall apply to this Amendment as if set out in full again here, with such changes as are appropriate to fit this context.

6.5	GOVERNING LAW

This Amendment and any non-contractual obligations arising out of or in connection with it shall be governed by and construed in accordance with the laws of England.

6.6	Jurisdiction of the English Courts

(a)The Parties agree that the courts of England shall have exclusive jurisdiction to hear and determine any suit, action or proceeding, and to settle any dispute, which may arise out of or in connection with this Amendment (including Clause

6.5 (Governing Law) and this Clause 6.6), or the transactions contemplated hereby, and, for such purposes, irrevocably submits to the exclusive jurisdiction of such courts.

(b)Each Party for itself irrevocably waives any objection which it might now or hereafter have to the courts referred to in Clause 6.6(a) being nominated as the forum to hear and determine any suit, action or proceeding, and to settle any dispute, which may arise out of or in connection with this Amendment, or the transactions contemplated hereby and agrees not to claim that any such court is not a convenient or appropriate forum.

6.7	Limited Recourse and No Proceedings

(a)Limited Recourse to the SPV. Notwithstanding anything to the contrary contained in this Amendment, the obligations of the SPV under this Amendment are solely the corporate obligations of the SPV and shall be payable solely to the extent of funds available to the SPV to satisfy such obligation in accordance with the Priority of Payments and to the extent that such funds are insufficient, any undischarged claims shall be extinguished.

(b)No Proceedings against the SPV. No party to this Amendment may, prior to the date which is two (2) years and one (1) day after the Final Payout Date, institute against, or join any other Person in instituting against, the SPV any proceeding of a type referred to in the definition of Event of Insolvency.

6.8	Binding Effect

This Amendment shall be binding on the parties hereto and their respective successors and assigns; provided that the SPV may not assign any of its rights or delegate any of

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its duties under this Amendment without the prior written consent of the Majority Purchasers.

6.9	Partial Invalidity

If, at any time, any provision of this Amendment is or becomes illegal, invalid or unenforceable in any respect under any Law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions nor the legality, validity or enforceability of that provision under the Law of any other jurisdiction will in any way be affected or impaired.

6.10	Instruction to Security Trustee and Paying Agent

The Administrative Agent (at the direction of the Specified Purchasers, which each Specified Purchaser provides by entering into this Amendment) hereby instructs the Security Trustee and the Paying Agent (and instructs the SPV to instruct the Paying Agent, which the SPV does by entering into this Amendment) to execute and deliver this Amendment.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been executed as a deed by the parties hereto on the date first above written.

ARROW EMEA FUNDING CORP B.V., as the SPV

By: Intertrust Management B.V., as Managing Director

By:

Name: Diederick Slotboom

Title: Proxyholder

By:

Name: Peter van der Linden

Title:Proxyholder

Omnibus Amendment No. 3

754069545

EXECUTED as a deed by  , ) duly authorised for and on behalf)

f ARROW ELECTRONICS (UK))

LIMITED)

EXECUTED as a deed by  , ) duly authorised for and on behalf)

f ARROW ELECTRONICS (UK))

LIMITED)

Omnibus Amendment No. 3

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Administrative Agent and Purchaser Agent for the BNPP Purchaser Group

Executed as a deed by BNP Paribas, a company incorporated in France, acting by

____________

_______________

 and   who, in accordance with the laws of

that territory, are acting under the authority of that company.

Signature in the name of the company:BNP Paribas

Signature of

Signature of

Renaud Chalmet

Signature numérique de Emilie Astier

D_a_t_e _: _: 3.07.20

14:52:42 +02'00'

Digitally signed by Renaud Chalmet

Dat_e_: 2:023.07.20 15:51:04 +01'00'

Omnibus Amendment No. 3

/.*03/./

Purchaser Agent for the ING Purchaser Group

By:C:::_....--/s/ Ellen Aelvoet ---

Name· Ellen Aelvoet

Title: Head of Wholesale Banking BeLux

ING BELGIUM S.A./N.V.

/s/ Hans De Munck

By: Hans De Munck (Jul 20, 202317:59 GMT+2)

Name:Hans De Munck Title CFO

Signature of Witness:

Name of Witness

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Ommbus Amendment No 3

754069545

U.S. BANK TRUSTEES LIMITED& Pb cWT

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By:

Omnibus Amendment No. 3

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ARROW ELECTRONICS, INC., as the Parent

By:

Name: Title:

Brad Windbigler

Vice President, Treasurer

By:

Name: Garrett Judge

Title:

Treasury Director

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Omnibus Amendment No. 3

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ANNEX A to Omnibus Amendment No. 3

COLLECTION ACCOUNTS

SCHEDULE 3 ACCOUN

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Arrow Electronics (UK) Limited

[*****]

SPV ACCOUNTS

[*****]

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ANNEX B to Omnibus Amendment No. 3

SCHEDULE 1 TRUST ACCOUNTS

Account Holder	Collection Account Bank	IBAN	Currency	Location of Trust Account
Arrow Electronics (UK) Limited	[*****]	[*****]	British Pound	United Kingdom
Arrow Electronics (UK) Limited	[*****]	[*****]	US Dollar	United Kingdom
Arrow Electronics (UK) Limited	[*****]	[*****]	British Pound	United Kingdom
Arrow Electronics (UK) Limited	[*****]	[*****]	British Pound	United Kingdom

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ANNEX C to Omnibus Amendment No. 3

SCHEDULE 2

NOTICE OF DECLARATION OF TRUST

From: ARROW ELECTRONICS (UK) LIMITED (the "Collection Account Trustee") Kao 1 Kao Park

Hockham Way Harlow CM17 9NA Essex

United Kingdom

To:[RELEVANT BANK] (the "Bank")

[Address] [Address] [Address]

Cc:ARROW EMEA FUNDING CORP B.V. (the "SPV")

Basisweg 10

143 AP Amsterdam The Netherlands

U.S. BANK TRUSTEES LIMITED (the "Security Trustee") 125 Old Broad Street

London EC2N 1AR United Kingdom

[Date]

Dear Sirs

1.We hereby give you notice that under a declaration of trust dated [•] 2020, as amended from time to time, made between the SPV, the Security Trustee and the Collection Account Trustee, the Collection Account Trustee has declared a trust in favour of the SPV over its entire interest in the following accounts, including all amounts standing to the credit thereof:

ACCOUNT HOLDER	IBAN	CURRENCY	LOCATION OF THE TRUST ACCOUNTS

(the "Trust Accounts").

2.The Collection Account Trustee hereby confirms that until you receive a notice in writing in the form attached as Exhibit A hereto (Revocation Notice) or such other form

754069545

as the Security Trustee may agree in its discretion (a "Revocation Notice") from the Security Trustee the Collection Account Trustee shall have the right to give instructions to you in respect of the operation of, and payments into and out of, the Trust Accounts.

3.From the date upon which you receive such a Revocation Notice the Collection Account Trustee shall no longer have the right to give instructions to you in respect of the operation of, and payments into and out of, the Trust Accounts and you will not act upon any such instructions given by the Collection Account Trustee in respect of the Trust Accounts and will comply with all instructions given to you by the Security Trustee in respect of the operation of, and payments into and out of the Trust Accounts without our further consent.

4.	In accordance with the above, we require you to acknowledge:

(a)	the declaration of trust by us in respect of the Trust Accounts;

(b)that there does not exist in your favour, and you undertake not to create, assert, claim or exercise, any mortgage, fixed or floating charge, assignment or other security interest of any kind in respect of the Trust Accounts or the credit balances or any arrangement or agreement having substantially the same effect as of any of the above;

(c)that, to the best of your knowledge, you have not received notice that any third party has or will have any rights in, or has made or will be making any claim or demand or taking any action in respect of, the Trust Accounts or the credit balances (save for this notice); and

(d)that the only rights you have to exercise any lien or set-off rights in relation to the Accounts and the credit balances are those for normal service charges or fees payable to you in connection with the Trust Accounts or any related services.

5.The Collection Account Trustee acknowledges and agrees that it shall not permit or allow to subsist an overdraft on the Trust Accounts. The Collection Account Trustee warrants, represents and undertakes to the Bank at the date hereof that the Trust Accounts are not subject to any charge, security interest or trust other than the trust in relation to the Trust Accounts referred to in this letter.

6.We unconditionally instruct and authorise you (despite any instructions which we may have given to the contrary prior to this notice) to disclose to the Security Trustee (without any reference to or further authority from us and without any enquiry by you as to the justification for the disclosure) any information relating to the Trust Accounts which the Security Trustee may, at any time and from time to time, request in writing, provided that such disclosure would not cause you to be in breach of any applicable law or regulation.

7.This letter and any non-contractual obligations arising out of or in connection with it shall be governed by, and construed in accordance with, the laws of England and all disputes arising out of or in relation thereto shall be subject to the exclusive jurisdiction of the English courts.

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8.Please acknowledge your acceptance of the instructions contained in this notice by signing the attached Acknowledgement and returning it to us and the Security Trustee at the addresses specified above.

Yours faithfully

ARROW ELECTRONICS (UK) LIMITED

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ACKNOWLEDGMENT OF COLLECTION ACCOUNT BANK

[TO BE PRINTED ON RELEVANT BANK’S LETTERHEAD]

From: [RELEVANT BANK]

[Address] [Address] [Address]

To:	ARROW ELECTRONICS (UK) LIMITED (the "Collection Account Trustee") Kao 1 Kao Park

Hockham Way Harlow CM17 9NA Essex

United Kingdom

Cc:ARROW EMEA FUNDING CORP B.V. (the "SPV")

Basisweg 10

143 AP Amsterdam The Netherlands

U.S. BANK TRUSTEES LIMITED (the "Security Trustee") 125 Old Broad Street

London EC2N 1AR United Kingdom

Dear Sirs,

[Date]

Notice of a declaration of trust dated [DATE] 2020 (as amended, the "Declaration of Trust") addressed to us by the Collection Account Trustee and attached hereto (the "Notice").

We refer to the Notice relating to the accounts details of which are set out below the "Trust Accounts"):

ACCOUNT HOLDER	IBAN	CURRENCY	LOCATION OF THE TRUST ACCOUNTS

We confirm that:

1.we will continue to operate the Trust Accounts solely on the instructions of the Collection Account Trustee in its capacity as trustee of the Trust Accounts, holding all amounts in the Trust Accounts on trust for the SPV pursuant to the Declaration of Trust, unless and until:

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(a)we have received [to Barclays Bank PLC acting through the Manchester office of the Tech, Media, Telecoms business of Barclays Corporate Banking (or such other contact names and addresses as we may advise you of from time to time)][relevant Bank details] a notice from the Security Trustee confirming that the Security Trustee has revoked the Collection Account Trustee's right to give us instructions in respect of the Trust Accounts together with a copy of the notice in writing in the form attached as Exhibit A hereto (the "Revocation Notice") and Acknowledgement; and

(b)the date at which we have acknowledged to the Security Trustee in writing that we have received the Revocation Notice (such date of acknowledgment by us to be no later than three (3) Business Days following our receipt of the Revocation Notice in clause (a) above), from which time we shall block the Trust Accounts and not permit any further withdrawals or act on further instructions by the Collection Account Trustee or SPV. Please note that we will not be able to permit withdrawals from the Trust Accounts in accordance with the instructions of the Security Trustee unless and until it has provided a list of authorised signatories confirming which persons have authority on behalf of the Security Trustee to operate the Trust Accounts and the Trust Accounts will remain blocked and non-operational until that time; and

2.to the best of our knowledge and belief the business team responsible for the Trust Accounts has not, as at the date of this acknowledgement, received any notice that any third party has any right or interest whatsoever in or has made any claim or demand or taken any action whatsoever against the Trust Accounts and / or the debts represented thereby, or any part of any of it or them (save for the Notice); and

3.we confirm that we are not entitled to combine the Trust Accounts with any other account or to exercise any right of set-off or counterclaim against money in the Trust Accounts or in respect of any sum owed to us provided that, notwithstanding any term of the Notice:

(a)we shall be entitled at any time to deduct from the Trust Accounts any amounts to satisfy any of the Collection Account Trustee's obligations and / or liabilities incurred under the direct debit scheme or in respect of other unpaid sums in relation to cheques and payment reversals solely in relation to the Trust Accounts; and

(b)our agreement in this Acknowledgement not to exercise any right of combination of accounts, set-off or lien over any monies standing to the credit of the Trust Accounts in priority to the Security Trustee, shall not apply in relation to our standard bank charges and fees and any cash pooling arrangements provided to the Collection Account Trustee; and

4.we will disclose to the Security Trustee any information relating to the Trust Accounts which the Security Trustee may from time to time request us to provide.

We do not confirm or agree to any of the other matters set out in the Notice. Our acknowledgement of the Notice is subject to the following conditions:

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1.we shall not be bound to enquire whether the right of any person (including, but not limited to, the Security Trustee) to withdraw any monies from the Trust Accounts has arisen or be concerned with (A) the propriety or regularity of the exercise of that right or (B) any notice contrary to the terms of a Revocation Notice or (C) be responsible for the application of any monies received by such person (including, but not limited to, the Security Trustee);

2.we shall have no liability to the Collection Account Trustee or the SPV in respect of the Trust Accounts whatsoever, including, without limitation, for having acted on instructions from any person (including, but not limited to, the Security Trustee) which on their face appear to be genuine, and which otherwise comply with the latest bank mandate held by us or relevant electronic banking system procedures in the case of an electronic instruction, and

3.we shall not be deemed to be a trustee for the Collection Account Trustee, the SPV or the Security Trustee of the Trust Accounts.

This letter and any non-contractual obligations arising out of or in connection with this letter are governed by the laws of England.

Yours faithfully

Name:

Position:

For and on behalf of [Relevant Bank]

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EXHIBIT A

Form of Revocation Notice

[Date]

From: U.S. BANK TRUSTEES LIMITED (the "Security Trustee") 125 Old Broad Street

London EC2N 1AR United Kingdom

To:[RELEVANT BANK]

[Address] [Address] [Address]

Cc:	ARROW ELECTRONICS (UK) LIMITED (the "Collection Account Trustee") Kao 1 Kao Park

Hockham Way Harlow CM17 9NA Essex

United Kingdom

ARROW EMEA FUNDING CORP B.V. (the "SPV")

Basisweg 10

143 AP Amsterdam The Netherlands

Account Details:

ACCOUNT HOLDER	IBAN	CURRENCY	LOCATION OF THE TRUST ACCOUNTS

(the "Trust Accounts"). Dear Sirs

We refer to the letter delivered to you by the Collection Account Trustee in relation to the Trust Accounts.

We hereby give you notice that, with immediate effect, no instructions given by the Collection Account Trustee in respect of the operation of, and payments into and out of the Trust Accounts should be acted upon and you should only accept instructions signed or given by [•] at U.S. BANK TRUSTEES LIMITED (acting in its capacity as Security Trustee).

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Yours faithfully

U.S. BANK TRUSTEES LIMITED

Enclosed:Signed Acknowledgement

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